UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2016

PAYBOX CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward BoulevardSuite 1550 Fort Lauderdale, Florida (Address of Principal Executive Offices)	33394 (Zip Code)

Registrant’s telephone number, including area code: (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 26, 2016, Direct Insite Corp. (“Company”), pursuant to a certificate of amendment to the Company’s certificate of incorporation (“Certificate of Amendment”) filed with the Secretary of State of the State of Delaware, changed the Company’s corporate name from Direct Insite Corp. to Paybox Corp. The name change was made pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”). Under the DGCL, the Certificate of Amendment did not require shareholder approval to effect the name change. A copy of the Certificate of Amendment as filed, is attached as Exhibit 3.01 hereto and incorporated by reference.

The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s certificate of incorporation in connection with the name change.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
3.01	Certificate of Amendment to the Certificate of Incorporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Paybox Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYBOX CORP

Dated: September 28, 2016	By:	/s/ Lowell Rush
Lowell Rush
Chief Financial Officer

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